                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): July 14, 1998
                                                          -------------

                               W. R. GRACE & CO.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                        1-13953                     65-0773649
----------------                ----------------            ------------------
(State or other                 (Commission File             (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)


             1750 Clint Moore Road, Boca Raton, Florida 33487-2707
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 561/362-2000
                                                           ------------

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Item 5.   Other Events.
          ------------

         As previously reported, W. R. Grace & Co. ("Company") has (1) adopted Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share," which supersedes Accounting Principles Board Opinion No. 15, "Earnings per Share," and (2) classified its former flexible packaging business as a discontinued operation. The Company is filing this Current Report on Form 8-K to file restated financial data schedules that reflect the new basic and diluted earnings per share amounts required by SFAS No. 128 and the discontinued operation classification.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

      --  Restated Financial Data Schedule for the year ended December 31, 1995.

      --  Restated Financial Data Schedule for the year ended December 31, 1996.

      --  Restated Financial Data Schedule for the period ended March
                31, 1996.

      --  Restated Financial Data Schedule for the period ended June
                30, 1996.

      --  Restated Financial Data Schedule for the period ended
                September 30, 1996.

      --  Restated Financial Data Schedule for the period ended March
                31, 1997.

      --  Restated Financial Data Schedule for the period ended June
                30, 1997.

      --  Restated Financial Data Schedule for the period ended
                September 30, 1997.


                                      -2-


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                                 W. R. GRACE & CO.
                                           -----------------------------
                                                 (Registrant)



                                           By      /s/Kathleen A. Browne
                                              -----------------------------
                                                      Kathleen A. Browne
                                              Vice President and Controller


Dated: July 14, 1998

                                      -3-

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                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index
                                 -------------

Exhibit No.        Description
-----------        -----------

27.1               Restated Financial Data Schedule for the year ended
                   December 31, 1995.

27.2               Restated Financial Data Schedule for the year ended
                   December 31, 1996.

27.3               Restated Financial Data Schedule for the period ended
                   March 31, 1996.

27.4               Restated Financial Data Schedule for the period ended
                   June 30, 1996.

27.5               Restated Financial Data Schedule for the period ended
                   September 30, 1996.

27.6               Restated Financial Data Schedule for the period ended
                   March 31, 1997.

27.7               Restated Financial Data Schedule for the period ended
                   June 30, 1997.

27.8               Restated Financial Data Schedule for the period ended
                   September 30, 1997.